UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 5, 2008
ConocoPhillips
(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

600 North Dairy Ashford
Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 293-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          On May 5, 2008, ConocoPhillips, a Delaware corporation (“ConocoPhillips”), entered into a Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated May 5, 2008 (the “Terms Agreement”), among ConocoPhillips and the several Underwriters named in Schedule A to the Terms Agreement, relating to the underwritten public offering by ConocoPhillips of $400,000,000 aggregate principal amount of its 4.40% Notes due 2013 (the “2013 Notes”), $500,000,000 aggregate principal amount of its 5.20% Notes due 2018 (the “2018 Notes”) and $600,000,000 aggregate principal amount of its 5.90% Notes due 2038 (the “2038 Notes” and, together with the 2013 Notes and the 2018 Notes, the “Notes”), in each case fully and unconditionally guaranteed by ConocoPhillips Company, a Delaware corporation (“CPCo”), to be issued pursuant to the Indenture, dated as of October 9, 2002 (the “Indenture”), among ConocoPhillips, as issuer, CPCo, as guarantor, and The Bank of New York Trust Company, National Association, as trustee. The terms of the Notes are further described in the prospectus supplement of ConocoPhillips and CPCo dated May 5, 2008, together with the related prospectus dated April 18, 2006, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on May 6, 2008, which description is incorporated herein by reference.
          A copy of the Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), the Indenture and the form of the terms of Notes of each series have been filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this report and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

1.1	Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated May 5, 2008, among ConocoPhillips and the several Underwriters named in Schedule A to the Terms Agreement.

4.1	Indenture, dated as of October 9, 2002, among ConocoPhillips, as issuer, ConocoPhillips Company, as guarantor, and The Bank of New York Trust Company, National Association, as trustee, in respect of senior debt securities of ConocoPhillips (incorporated by reference to Exhibit 4.5 to the Registration Statement of ConocoPhillips, CPCo, ConocoPhillips Trust I and ConocoPhillips Trust II on Form S-3; Registration Nos. 333-101187, 333-101187-01, 333-101187-02, 333-101187-03 and 333-101187-04).

4.2	Form of the terms of the 2013 Notes, the 2018 Notes and the 2038 Notes, including the form of the 2013 Note, the 2018 Note and the 2038 Note.

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS
By:	/s/ Janet Langford Kelly
Janet Langford Kelly
Senior Vice President, Legal, General Counsel and Corporate Secretary

Date: May 8, 2008

EXHIBIT INDEX
1.1	Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated May 5, 2008, among ConocoPhillips and the several Underwriters named in Schedule A to the Terms Agreement.

4.1	Indenture, dated as of October 9, 2002, among ConocoPhillips, as issuer, ConocoPhillips Company, as guarantor, and The Bank of New York Trust Company, National Association, as trustee, in respect of senior debt securities of ConocoPhillips (incorporated by reference to Exhibit 4.5 to the Registration Statement of ConocoPhillips, CPCo, ConocoPhillips Trust I and ConocoPhillips Trust II on Form S-3; Registration Nos. 333-101187, 333-101187-01, 333-101187-02, 333-101187-03 and 333-101187-04).

4.2	Form of the terms of the 2013 Notes, the 2018 Notes and the 2038 Notes, including the form of the 2013 Note, the 2018 Note and the 2038 Note.

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).